UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): December 31, 2012

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on December 31, 2012, Robert P. Peebler, Executive Chairman of the Board of Directors of ION Geophysical Corporation (the “Company”), retired from the Board of Directors, and the Board elected James L. Lapeyre, Jr., a member of the Board who currently services as Lead Independent Director and who formerly served as Chairman of the Board, to service as the Company’s successor Chairman of the Board.
In accordance with the terms of Mr. Peebler’s employment agreement, which expired by its terms on December 31, 2012, the Company entered into a consulting agreement (the “Consulting Agreement”) with The Peebler Group LLC, a company owned and controlled by Mr. Peebler. Under the Consulting Agreement, which is dated effective January 1, 2013, Mr. Peebler will provide consulting services for a period of five years to assist the Board of Directors and the Company’s Chief Executive Officer on strategic projects of the Company. Under the Consulting Agreement, the consultant will be paid an annual fee of $275,000 during the first year of the agreement, and an annual fee of $150,000 for each succeeding year of the agreement. The Company and the consultant also agreed that, if the frequency and extent of the services under the agreement during any year after the first year materially exceeds the current expectations of the Company and Mr. Peebler, the annual fee for such exceeding year may increase to an amount not to exceed $275,000, subject to agreement of the Company and the consultant.
Under the Consulting Agreement, Mr. Peebler will be subject to certain covenants of confidentiality, noncompete and nonsolicitation of employees during its term and for one year after its termination. A copy of the Consulting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. This summary of the Consulting Agreement set forth herein is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure

On January 4, 2013, the Company issued a press release announcing Mr. Peebler’s retirement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 and Exhibit 99.1 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits

(a)    Financial statements of businesses acquired.

Not applicable.

(b)    Pro forma financial information.

Not applicable.

(c)    Shell company transactions.

Not applicable.

(d)    Exhibits.

Exhibit Number                Description

10.1	Consulting Agreement dated as of January 1, 2013, between ION Geophysical Corporation and The Peebler Group LLC

99.1	Press Release dated January 4, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2013	ION GEOPHYSICAL CORPORATION
By: /s/ DAVID L. ROLAND David L. Roland Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Consulting Agreement dated as of January 1, 2013, between ION Geophysical Corporation and The Peebler Group LLC

99.1	Press Release dated January 4, 2013

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